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                                                                    EXHIBIT 10.6

                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into this 15th day of September, 2000 (the "Effective Date"), by and between Meridian Eau Claire LLC, a Wisconsin limited liability company ("Landlord"), and Hutchinson Technology Incorporated, a Minnesota corporation ("Tenant").
                                    RECITALS

         A. Landlord and Tenant are parties to that certain Lease Agreement dated May 1, 1996 (the "Lease") related to the premises located in the County of Eau Claire, Wisconsin and more particularly described in the Lease. Landlord, Tenant and The Northwestern Mutual Life Insurance Company ("Lender") are parties to that certain Subordination, Non-Disturbance, Attornment and Estoppel Agreement dated as of May 1, 1996, as amended (the "SNDA") in connection with a real estate term loan (the "Loan") from Lender to Landlord.

         B. Tenant is currently not in compliance with certain financial covenant provisions set forth in the SNDA. Lender has agreed to waive such non-compliance and amend the requirements contained in such covenant provisions in exchange for an increase in the interest rate charged to Landlord on the Loan. Tenant has agreed to pay additional rent to Landlord to cover the increased interest charges incurred by Landlord.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree and covenant as follows:

         1. DEFINITIONS. Except as otherwise provided herein, all capitalized terms shall have the meanings set forth in the Lease.

         2. INCREASED RENTAL PAYMENT. For the period commencing October 1, 2000, and ending on the earlier of (a) the Covenant End Date or (b) the Reduction Date (as that term is defined in the First Amendment to Real Estate Term Note between Landlord and Lender of even date herewith (the "Note Amendment")), Tenant shall pay to Landlord as additional rent an amount (the "Increased Rent") equal to the increase in the Monthly Payment (as that term is defined in the Note Amendment) over the present Monthly Payment of $140,621.46, if, as and when the Monthly Payment increases under (x) clause (b) of Section 2 of the Note (as that term is defined in the Note Amendment), as amended by paragraph 2(B) of the Note Amendment and (y) Section 5(b)(i) of the Note, as amended by paragraph 2(C)(iii) of the Note Amendment. The Increased Rent equals $10,060.97 per month for the period commencing October 1, 2000, will increase by an additional $10,169.37 if the Monthly Payment is increased pursuant to said Section 5(b)(i) of the Note, and will be reduced to zero and terminated on the Reduction Date, all as provided in the Note, as amended by paragraph 2 of the Note Amendment. The Increased Rent shall be paid at the time and in the same manner as Basic Rent. Tenant also agrees to pay attorney fees incurred by Landlord in the negotiation of this Amendment and the Note Amendment or incurred by Landlord to enforce the Lease against Tenant if Tenant subsequently breaches any financial covenant under the SNDA, as amended.


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         3. OTHER TERMS AND CONDITIONS. Except as expressly amended hereby, all other terms and conditions of the Lease shall remain unchanged and in full force and effect and are ratified and confirmed in all respects. This Amendment, together with the Lease, constitutes the entire agreement between the parties hereto with respect to the matters stated herein and may not be amended or modified, unless such amendment or modification shall be in writing and signed by the party against whom enforcement is sought. In the event of any conflict between the terms, provisions and covenants of the Lease and this Amendment, the terms, provisions and covenants of this Amendment shall supersede and govern the actions of the parties hereto. This Amendment shall not be construed against any party based on such party's participation in the drafting thereof and no drafts of this Amendment proposed by or on behalf of any party, whether or not used or used in whole or in part, shall affect the construction, interpretation or effect of this Amendment, the Lease or any other agreement to which the parties hereto may be a party or by which they may be bound. The terms, covenants and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the Effective Date.

         LANDLORD:                    MERIDIAN EAU CLAIRE LLC

                                      By:    UW-MADISON SUPPORTING
                                             ORGANIZATION, INC., its Sole Member

                                      By:  /s/ Russell N. Howes
                                         ---------------------------------------
                                           Russell N. Howes
                                           Its: Secretary/Treasurer

         TENANT:                      HUTCHINSON TECHNOLOGY INCORPORATED

                                      By:  /s/ John A.Ingleman
                                         ---------------------------------------
                                           John A. Ingleman
                                           Its:  Chief Financial Officer


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